UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2023

HCM Acquisition Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41241	98-1581263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 330
Stamford, CT 06902
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 930-2200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	HCMAU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	HCMA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at a price of $11.50 per share	HCMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Business Combination Agreement

On March 13, 2023, HCM Acquisition Corp, a Cayman Islands exempted company (“HCM”), entered into a Business Combination Agreement (the “Agreement”), by and among MURANO PV, S.A. DE C.V., a Mexican corporation (the “Company”), Elías Sacal Cababie, an individual (“ESC”), ES Agrupación, S.A. de C.V., a Mexican corporation (the “ESAGRUP” and collectively with ESC, the “Seller”), Murano Global B.V. a private limited liability company under Dutch law (“PubCo”), MPV Investment B.V., a private limited liability company under Dutch law, which is a direct wholly-owned subsidiary of PubCo (“HoldCo”) and Murano Global Cayman, a Cayman Islands exempted company incorporated with limited liability which is a direct wholly-owned subsidiary of PubCo (“New CayCo” and together with the Company, Seller, PubCo and HoldCo, the “Murano Parties”). The Merger (as defined below) was unanimously approved by HCM’s Board of Directors and by the Company’s Board of Directors. If the Agreement is approved by HCM’s shareholders and Company’s shareholders, and the transactions contemplated by the Agreement are consummated, (i) New CayCo will merge with and into HCM, the separate corporate existence of New CayCo will cease, and HCM will be the surviving company (the “Surviving Company”) and a wholly owned direct subsidiary of PubCo (the “Merger”) and (ii) HCM will change its name to “Murano Global Hospitality”.

In addition, at the effective time of the Merger, (i) each issued and outstanding share of Class A Ordinary Shares and Class B Ordinary Shares, par value $0.0001 per share, of HCM (the “HCM Ordinary Shares”) will be automatically canceled and extinguished, and each holder of HCM Ordinary Shares will be entitled to receive merger rights representing a corresponding number of PubCo Ordinary Shares, which are held in the accounts of the Exchange Agent (“Merger Rights”), and (ii) each issued and outstanding warrant to purchase one share of HCM Class A Ordinary Shares will automatically cease to represent a right to acquire HCM Class A Ordinary Shares and will automatically convert into and represent a right to acquire PubCo Ordinary Shares (“Converted Warrant”) and each Converted Warrant (a) will represent the right to acquire the number of PubCo Ordinary Shares equal to the number of HCM Class A Ordinary Shares, (b) will have an exercise price of $11.50 per whole warrant required to purchase one PubCo Ordinary Share, and (c) will expire on the five year anniversary of the Closing Date.

The Company has made representations, warranties, and covenants in the Agreement, including, among others, covenants with respect to its conduct and the conduct of its related group entities prior to the closing of the Merger (the “Closing”) and a covenant providing for HCM and the Company to jointly prepare, agree upon, and file a registration statement on Form F-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) (which will contain a prospectus of the Company and a proxy statement of HCM). The representations and warranties made in the Agreement will not survive the consummation of the Merger. Additionally, and in connection with the transactions contemplated by the Agreement, on March 13, 2023, the underwriters of HCM’s initial public offering agreed to reduce the total deferred underwriting fee that is to be paid to such underwriters upon the consummation of HCM’s initial business combination to $3,000,000.

The Closing is subject to certain customary conditions, including, among others: (i) obtaining the required HCM shareholder approval; (ii) completion of the reorganization in accordance with the Agreement; (iii) Comisión Federal de Competencia Económica of Mexico having issued antitrust approval; (iv) the absence of any governmental order, statute, rule or regulation enjoining or prohibiting the consummation of the Merger; (v) the deadline for HCM to consummate its initial Business Combination  not having passed; (vi) the approval of the Listing Application by Nasdaq and PubCo’s compliance with listing requirements of Nasdaq; (vii) the absence of any notice to PubCo of non-compliance therewith from Nasdaq that has not been cured; (viii) the absence of any stop order issued by the SEC, and the absence of any proceeding seeking such a stop order having been threatened or initiated by the SEC which remains pending; (viii) the absence of any law or order that is then in effect and which has the effect of making the transactions contemplated by the Agreement illegal or which otherwise prohibits or prevents the consummation of the transactions; (ix) the accuracy of the representations and warranties of each party to the Agreement (subject to certain materiality standards set forth in the Agreement); and (x) compliance with each covenant by HCM and the Murano Parties. In addition, the obligation of HCM and the Murano Parties to consummate the Merger are conditioned on (i) obtaining each of the consents set forth in the Agreement; (ii) obtaining the Company shareholder approvals; (iii) obtaining the New CayCo shareholder approval; and (iv) the absence of the occurrence of a continuing material adverse effect on the Company.

The Agreement may be terminated by HCM or the Company under certain circumstances, including, among others: (i) by mutual written consent of the Company and HCM; (ii) by the Company or HCM if the HCM shareholder approval is not obtained; (iii) by written notice to the Company from HCM if (a) there is any breach of any representation, warranty, covenant or agreement on the part of the Company set forth in the Agreement, such that the conditions would not be satisfied at the Closing, subject to certain exceptions, or (b) the Closing has not occurred on or before the Agreement End Date, unless HCM is in material breach; (iv) by HCM if the Company shareholder approval shall not have been obtained within two Business Days after the date of the Agreement; and (v) by written notice to HCM from the Company if  there is any breach of any representation, warranty, covenant or agreement on the part of HCM set forth in the Agreement, such that the conditions specified would not be satisfied at the Closing, subject to certain exceptions.

The foregoing description of the Agreement and the Merger does not purport to be complete and is qualified in its entirety by the terms and conditions of the Agreement, a copy of which is attached hereto as Exhibit 2.1, and is incorporated herein by reference. The Agreement contains representations, warranties, and covenants that the parties to the Agreement made to each other as of the date of the Agreement or other specific dates. The assertions embodied in those representations, warranties, and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Agreement. The Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about HCM, the Company, or any other party to the Agreement. In particular, the representations, warranties, covenants, and agreements contained in the Agreement, which were made only for purposes of the Agreement and as of specific dates, were solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the contracting parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants, and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Agreement. In addition, the representations, warranties, covenants, and agreements and other terms of the Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Agreement, which subsequent information may or may not be fully reflected in HCM’s or the Company’s public disclosures.

Sponsor Support Agreement

HCM, the Company, and the Sponsor, concurrently with the execution and delivery of the Agreement, have entered into the Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor has agreed, among other things, to vote (or execute and return an action by written consent), or cause to be voted at the HCM shareholder’s meeting (or validly execute and return and cause such consent to be granted with respect to), all of its shares of HCM Class B Ordinary Shares in favor of (A) the approval and adoption of the Agreement and approval of the Merger and all other transactions contemplated by the Agreement, (B) against any action, agreement or transaction or proposal that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of HCM under the Agreement or that would reasonably be expected to result in the failure of the Merger from being consummated and (C) each of the proposals and any other matters necessary or reasonably requested by HCM for consummation of the Merger and the other transactions contemplated by the Agreement. The foregoing description of the Sponsor Support Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the actual agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1, and the terms of which are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On March 14, 2023, HCM and the Company issued a joint press release announcing the execution of the Agreement. The joint press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, 99.2, and 99.3, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of HCM under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1, 99.2, and 99.3.

Item 8.01.	Other Events.

Lock-Up Agreement

In connection with the execution of the Agreement, PubCo entered into a Lock-Up Agreement (the “Lock-Up Agreement”) with the Holder, pursuant to which Holder has agreed not to transfer any ordinary shares of PubCo (“PubCo Lock-Up Shares”) held by the Holder for the earliest of (a) one year after the Closing, (b) the date on which the last sale price of PubCo Lock-Up Shares equals or exceeds $12.00 per share for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing or (c) the date on which PubCo completes a liquidation, merger, share exchange or other similar transaction that results in all public shareholders of PubCo having the right to exchange their ordinary shares for cash, securities or other property (the “Lock-Up Period”).

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Lock-Up Agreement, the form of which is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Registration Rights Agreement

In connection with the execution of the Agreement, the Company, the Sponsor, and certain equityholders of the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) containing customary registration rights for the Sponsor and the shareholders of the Company who are parties thereto.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, the form of which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company intends to file with the SEC a Registration Statement, which will include a preliminary proxy statement of HCM and a prospectus. The definitive proxy statement and other relevant documents will be mailed to shareholders of HCM as of a record date to be established for voting on the Merger. Shareholders of HCM and other interested persons are advised to read, when available, the preliminary proxy statement and amendments thereto, and the definitive proxy statement because these documents will contain important information about HCM, the Company, PubCo and the proposed transactions. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus once they are available, without charge, by directing a request to: HCM Acquisition Corp, 100 First Stamford Place, Suite 330, Stamford, CT 06902. These documents, once available, and HCM’s other filings and reports filed with the SEC can also be obtained, without charge, at the SEC’s internet site (http://www.sec.gov).

Participants in the Solicitation

HCM, the Company and PubCo may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of HCM is set forth in HCM’s filings with the SEC. Information regarding other persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders  in connection with the potential transaction and a description of their direct and indirect interests will be set forth in the Registration Statement (and will be included in the proxy statement/prospectus) and other relevant documents when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events, including, without limitation, statements regarding the anticipated timing and benefits of the Merger, and HCM’s or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” or “continue,” or the negatives of these terms or variations of them or similar terminology. In addition, these forward-looking statements include, without limitation, statements regarding HCM’s and the Company’s expectations with respect to future performance and anticipated financial impacts of the Merger, the satisfaction of the closing conditions to the Merger, and the timing of the completion of the Merger. Such forward-looking statements are subject to risks, uncertainties (some of which are beyond the control of the Company and/or HCM), and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by HCM and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, without limitation: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive agreements respecting the Merger; (2) the outcome of any legal proceedings that may be instituted against HCM, the Company, PubCo or others following the announcement of the Merger; (3) the inability to complete the Merger due to the failure to obtain approval of the shareholders of HCM or the SEC’s declaration of the effectiveness of the prospectus/proxy statement to be filed by HCM and the Company or to satisfy other conditions to closing; (4) changes to the proposed structure of the Merger that may be required or appropriate as a result of applicable laws or regulations; (5) the ability of PubCo to meet applicable listing standards following the consummation of the Merger; (6) the risk that the Merger disrupts current plans and operations of the Company as a result of the announcement and consummation of the Merger; (7) the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, continue developing its properties, maintain relationships with customers and suppliers, and retain its management and key employees; (8) costs related to the Merger and the reorganization described in the Agreement; (9) changes in applicable laws or regulations; (10) the possibility that the Company and/or its related entities may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of the COVID-19 pandemic on the Company’s business and/or the ability of the parties to complete the Merger; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in HCM’s prospectus dated January 24, 2022 and filed with the SEC on January 24, 2022 and HCM’s other filings with the SEC, as well as any further risks and uncertainties to be contained in the proxy statement/prospectus filed after the date hereof. In addition, there may be additional risks that neither HCM or the Company presently know, or that HCM or the Company currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, neither HCM nor the Company undertakes any duty to update these forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1 †
Business Combination Agreement, dated March 13, 2023, by and among HCM Acquisition Corp, MURANO PV, S.A. DE C.V., Elías Sacal Cababie, ES Agrupación, S.A. de C.V., Murano Global B.V., MPV Investment B.V., and Murano Global Cayman

10.1	Sponsor Support Agreement, dated March 13, 2023, by and among HCM Investor Holdings, LLC, the other holders of HCM Class B Ordinary Shares, and Murano PV, S.A. de C.V.
99.1*	Press Release, dated March 14, 2023.
99.2	Form of Lock-Up Agreement
99.3	Form of Registration Rights Agreement

†
Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

*	This exhibit is furnished pursuant to Item 7.01 hereof and should not be deemed to be "filed" under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCM ACQUISITION CORP

	By:	/s/ James Bond
	Name:	James Bond
	Title:	Chief Financial Officer

Date: March 15, 2023